UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED

HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On July 1, 2013, Compass Group Diversified Holdings LLC (the “Company”), and Compass Group Management LLC (the “Manager”), amended (the “Amendment”) the Amended and Restated Management Services Agreement dated as of December 20, 2011, as amended on December 15, 2009 and originally effective as of May 16, 2006 (the “Management Services Agreement”) to provide for certain modifications related to the Manager’s registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Pursuant to the Amendment, the Manager agreed to eliminate from the Management Services Agreement (i) the termination fee previously provided for in Section 9, and (ii) the ability of the Manager to enter into transaction services agreements in connection with acquisitions and dispositions of the Company’s subsidiary businesses.

The Amendment also provides that (i) in the event the Management Services Agreement is terminated by the Company’s board of directors and the holders of the Trust Shares in accordance with Section 9.2(a), the Company will reimburse the Manager for certain expenses related to such termination, (ii) permits the Manager to enter into integration services agreements with one or more of the Company’s subsidiary businesses relating to the performance by the Manager of additional services to integrate a subsidiary business into the Company’s operations following the acquisition of such business by the Company and (iii) makes certain other changes related to the requirements of the Advisers Act.

The foregoing description of the Amendment is not meant to be exhaustive and is qualified in its entirety by the document itself, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 1	Registrant’s Business and Operations

Item 1.02	Termination of a Material Definitive Agreement

In addition, effective July 1, 2013 and in connection with the Amendment and the Manager’s registration as an investment adviser under the Adviser’s Act, the Company and the Manager also agreed to terminate the Supplemental Put Agreement by and between the Company and the Manager dated as of May 16, 2006 (the “Supplemental Put Agreement”), which has the effect of eliminating the Manager’s right to require the Company to purchase from the Manager the allocation interests of the Company owned by the Manager upon termination of the Management Services Agreement. Pursuant to the Management Services Agreement, as amended, the Manager will continue to manage the day-to-day operations and affairs of the Company, oversee the management and operations of the Company’s businesses and perform certain other services for the Company. The Company is in the process of determining the impact on its current accounting for the supplemental put as a result of the termination of the Supplemental Put Agreement and expects to finalize its conclusions before the filing of its third quarter form 10-Q.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

10.1	Fifth Amended and Restated Management Services Agreement by and between Compass Group Diversified Holdings LLC, and Compass Group Management LLC, dated as of July 1, 2013 and originally effective as of May 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2013	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2013	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Chief Financial Officer